UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 22, 2009



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina                  000-22787                  56-2028446
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                     Identification Number)


                6114 U.S. 301 South
               Four Oaks, North Carolina                  27524
        (Address of principal executive offices)        (Zip Code)


                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

     This amendment to the Current Report on Form 8-K filed by Four Oaks Fincorp, Inc. with the Securities and Exchange Commission on September 1, 2009 is filed to correct inadvertent errors in the calculation of the number of shares reserved for issuance under the NSOP and the ESPBP (each as defined below) disclosed in Item 5.02 of the original Form 8-K and included in each of the exhibits filed with the original Form 8-K and incorporated therein by reference. Item 5.02 is amended to include the correct reserve numbers, and corrected Exhibits 10.1 and 10.2 are filed with this amendment to replace the prior exhibits. Other than as described above, this amendment does not amend any other information previously filed in the original Form 8-K.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 22, 2009, the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") adopted amendments, effective September 1, 2009, to the Company's Non-qualified Stock Option Plan (Amended and Restated May 17, 2001) (the "NSOP") and the Company's Employee Stock Purchase and Bonus Plan (Amended and Restated August 20, 2001) (the "ESPBP") to increase the number of shares of the Company's common stock available for issuance under the NSOP and ESPBP. The number of shares of the Company's common stock reserved for issuance under the NSOP was increased by 200,000 shares, from 1,342,773 shares to 1,542,773 shares. The number of shares of the Company's common stock reserved for issuance under the ESPBP was increased by 100,000 shares, from 268,554 shares to 368,554 shares.

     Copies of the amendments to the NSOP and ESPBP are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit No.     Description of Exhibit

        10.1 Amendment No. 1, effective September 1, 2009, to Amended and Restated Non-qualified Stock Option Plan
        10.2 Amendment No. 1, effective September 1, 2009, to Amended and Restated Employee Stock Purchase and Bonus Plan

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOUR OAKS FINCORP, INC.


                                        By: /s/ Nancy S. Wise
                                            -----------------------------------
                                            Nancy S. Wise
                                            Executive Vice President,
                                            Chief Financial Officer

Date: September 29, 2009

                                  EXHIBIT INDEX


        Exhibit No.     Description of Exhibit

        10.1 Amendment No. 1, effective September 1, 2009, to Amended and Restated Non-qualified Stock Option Plan
        10.2 Amendment No. 1, effective September 1, 2009, to Amended and Restated Employee Stock Purchase and Bonus Plan